UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 19, 2009

                                ----------------


                         STERLING FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


          Washington                      0-20800                 91-1572822
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)


                111 North Wall Street, Spokane, Washington 99201
               (Address of principal executive offices) (Zip Code)

                                 (509) 458-3711
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Sterling Financial Corporation ("Sterling") hereby discloses the departure of former CEO and Co-Founder, Harold B. Gilkey, from the Sterling Board of Directors, effective October 19, 2009.

                                S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   STERLING FINANCIAL CORPORATION
                                   ------------------------------
                                           (Registrant)


October 22, 2009                   By: /s/  Daniel G. Byrne
----------------                       ------------------------------------
     Date                              Daniel G. Byrne
                                       Executive Vice President, Assistant
                                       Secretary and Principal Financial Officer